Exhibit 99.2 Investor Presentation February 2024

Disclaimer This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2023, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content- based online advertising and other online sources ; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing margin, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data;; and (16) the future trading prices of our Class A common stock. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. The information concerning our industry contained in this presentation is based on our general knowledge of and expectations concerning the industry. The Company’s market position, market share and industry market size are based on estimates using our internal data and estimates, data from various industry analyses, our internal research and adjustments and assumptions that we believe to be reasonable. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. We have not independently verified data from these sources and cannot guarantee their accuracy or completeness. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation to the most directly comparable GAAP measures is included in the Appendix to these slides. 2

Our vision Become the largest online source of insurance policies by using data, technology and knowledgeable advisors to make insurance simpler, more affordable and personalized. 3

Key Investment Highlights 1 Leading Property and Casualty (”P&C”) online insurance marketplace Insurance Marketplace Leader providing compelling benefits for consumers and insurance providers $100b+ in annual P&C insurance distribution and advertising spend in the Massive Market Opportunity 2 early phases of shifting online provides multi-year tailwind Proprietary platforms improving the way insurance providers attract and Proprietary Tech and Data connect with consumers shopping for insurance 3 Extensive distribution channels with Carriers and Local Agent Network Extensive Distribution Asset-Light model well positioned for recovery of the auto insurance market Attractive Business Model 1. Includes auto, home, renters and other related insurance products 2. Source: S&P Global Market Intelligence as of 2021 4 rd 3. Also referred to as 3 party agent network

Company Overview

Company Snapshot

- One of the insurance industry's largest online customer acquisition and distribution platforms
- Highly scalable, data proprietary platform leveraging 3.0b+ consumer data points amassed over a decade[1]
- "Hybrid Marketplace" with extensive distribution: ~75 carriers and ~6,500 3rd party local agents
- Diversified distribution model serving consumers and providers across multiple P&C insurance markets
- Founded in 2011 with headquarters in Cambridge, MA; IPO in summer 2018

Compelling Value Proposition

Providers: efficiently acquire consumers

- Large volume of **high intent consumers**
- **Higher ROI** from target-based consumer attributes
- Opportunity to acquire consumer **referrals**

Consumers: saving time and money

- Single destination for **P&C insurance needs**
- **Personalized** shopping experience
- Provide **multiple** quotes, fitting the consumer's needs

1. Source: estimated using Company data through 2023

EVERQUOTE

5

Large & Expanding TAM

U.S. Insurance Market: Distribution and Advertising Spend[1]


$171b
U.S. Insurance Market Distribution and Advertising Spend
$100b
P&C Distribution and Advertising Spend Market
$6b
P&C Digital Advertising Spend

Highlights[2]

<1%
Estimated share of P&C Distribution and Advertising Spend Market

<5%
Estimated share of P&C Digital Advertising Spend Market

~10%
Estimated Digital Advertising Spend Growth[3]

Growth Drivers

Continued shift of **consumer time spent online**

Continued shift of **acquisition spend online**

Continued shift to **digitization of insurance products and workflows**

1. Source: S&P Global Market Intelligence, Insider Intelligence, and Company's own estimates. Includes commissions and advertising spend of individual insurance market including P&C, Life, and Health markets as of 2021
2. Market share based on EverQuote's FY 2023 revenue, which was $288 million
3. Estimated compound annual growth rate for 2023 to 2025 for all insurance verticals. Source: Insider Intelligence

EVERQUOTE
6

The Customer Journey Marketplace Distribution Customer Acquisition Consumer Routing Provider Representative Traffic Consumer Provider 3 Engagement Carriers Channels Arrival Matching SEM Enterprise Distribution Bidding Alignment Performance Media Carriers Calls Clicks Agent Distribution Performance Partnerships 2 1 Local Agent Network Other 1. Other includes organic search, direct-to-site, partner exchange & other traffic sources rd st 2. In addition to the 3 party agent network, EverQuote has a small 1 party agent presence 7 3. Based on Company data & representative of the insurance provider partners on the platform as of December 31, 2023

Proprietary Platforms Strengthen Competitive Moat Highly integrated AI, machine learning and data assets to support growth of all verticals Marketing Consumer Distribution B2B Omni-channel Personalized User Consumer Alignment Enterprise & Agency Automated Bidding Experiences Algorithms Campaign Management Minimize Cost per Maximize Maximize Bind Maximize Value per Acquisition Conversion Rates Performance Acquisition 1 3.0b+ Consumer Submitted Data Points Since Inception 1. Source: estimated using Company data through 2023 8

The State of the Auto Insurance Market Late Summer 2021 Current Outlook Auto Insurance Downturn Begins Cost of claims rises rapidly due to Multiple auto carriers receive rate higher used car values, increased cost raising approvals in many states in to repair and overall accident severity 2023 to restore adequate profitability Carriers are unable to adjust and Cost of claims show some signs of implement rates quickly due to stabilization and loss pressures show regulatory process and policy renewal signs of easing cycles Carriers face elevated claims and Signs of improvement are shown in combined ratios; significantly reduce early 2024; exact timing of the full consumer acquisition spend auto recovery remains uncertain Auto Recovery signs beginning in early 2024 9

Strategic Focus Entering 2024 Exit of Health Vertical to focus on EVER’s core Focus on P&C Markets vertical markets of Auto and Home / Renters Streamlining business around the most capital efficient parts of EVER’s operations; employee Asset-Light Model 1 headcount down ~38% YoY Drive greater value for carriers and agents by leveraging proprietary data, machine learning Traffic Scale and Technology capabilities and expanding AI applications Expect to return to growth and drive significant Adjusted EBITDA expansion as auto insurance Positioned for Auto Recovery market recovers 1. 619 employees as of 1/31/2023 to 384 employees as of 1/31/2024 10

Financial Overview Auto Downturn Begins in Late Summer 2021 Summary Revenue ($m) • Auto carrier recovery is expected to drive a significant $419 $404 rebound to Revenue and VMM growth $347 • Adjusted EBITDA margin expected to return to pre- $288 downturn levels as the auto insurance market recovers $249 $163 2018 2019 2020 2021 2022 2023 Variable Marketing Margin ($m) Adjusted EBITDA ($m) $140 40.0% $02 15.0% $18 $130 $128 $15 $210 38.0% $15 $109 10.0% $100 $100 36.0% $01 $8 5.% 0 $6 $80 $73 34.0% $5 5.3% 34.8% $0 0.0% 31.7% 3.5% 3.4% 1.5% 31.3% $60 320% . $- 31.0% $46 0.1% -3.3% 29.5% -50.% $04 30.0% $(5) 28.2% $(5) $20 28.0% $(10)-1.0%0 2018 2019 2020 2021 2022 2023 2018 2019 2020 2021 2022 2023 Variable Marketing Margin % Adjusted EBITDA Margin % Note: Auto insurance market downturn began in the late summer of 2021 Note: Historical financials include health insurance vertical financials, which was exited on June 30, 2023. The health insurance vertical accounted for less than 10% of Revenue in FY22 11

Revenues by Verticals

Summary

- Following our exit of the Health insurance vertical at the end of Q2 2023, revenue from our Other[1] vertical significantly declined
- Starting in Q3 2023, EVER started reporting two main verticals - Auto and Home/Renters
- EVER's 2023 revenue totaled $287.9m, of which 93.2% was Auto and Home/Renters
- EVER's 2H 2023 revenue totaled $110.7m, of which 98.3% was Auto and Home/Renters
- Home/Renters revenue has grown 50.0% from 2H '22 to 2H '23

Quarterly Revenue ($m)


EVER exits Health Insurance Vertical
Total: $110.7 $101.9 $103.2 $88.3 $109.2 $68.0 $55.0 $55.7
Auto
Home/Renters
Other
$14.0
$9.0
$87.7
$11.5
$9.1
$81.4
$7.9
$7.2
$88.1
$14.5
$6.6
$67.2
$10.1
$9.5
$89.7
$7.5
$10.7
$49.7
$1.0
$10.9
$43.1
$0.9
$9.8
$45.0
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Annual Revenue ($m)


Total: $163.3 $248.8 $346.9 $418.5 $404.1 $287.9
Auto
Home/Renters
Other
$11.3
$10.9
$141.2
$15.0
$21.5
$212.3
$31.3
$32.4
$283.2
$50.0
$37.5
$330.9
$47.8
$31.9
$324.4
$19.5
$40.9
$227.5
2018
2019
2020
2021
2022
2023

EVERQUOTE

1. Other consists of life, health and other insurance verticals. The health insurance vertical was exited on June 30, 2023.
Note: Due to rounding within the individual revenue vertical amount, summation of verticals to total revenue may not agree.

12

Multiple Levers to Drive Future Growth Explore Acquisition Opportunities Grow Core Verticals Deepen Consumer Increase and Provider Attract Provider Engagement More Coverage Consumers and Budget 13

NASDAQ: EVER

Appendix

Key Metrics Definitions We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and Variable comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income loss). We use VMM to measure the efficiency of individual advertising and consumer Marketing acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of Margin profitability. We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, restructuring and other charges, acquisition-related costs, legal settlement expense, one-time severance Adjusted charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish EBITDA budgets & to develop operational goals for managing our business. 16

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, December 31, December 31, December 31, December 31, December 31, ($ in Thousands) 2023 2022 2021 2020 2019 2018 Net loss ($51,287) ($24,416) ($19,434) ($11,202) ($7,117) ($13,791) Stock-based $22,808 $28,986 $30,020 $24,179 $12,721 $7,121 compensation Depreciation & $6,196 $5,848 $5,072 $3,350 $2,186 $1,341 amortization - - - - $1,227 - Legal settlement Acquisition-related ($150) ($4,135) $1,065 $2,258 - - costs/earnout Restructuring and Other $23,568 - 440 - - - Charges Interest (income) ($1,251) ($349) ($37) (189) ($669) (121) expense, net Provision for (benefit $577 - ($2,510) - - - from) income taxes $461 $5,934 $14,616 $18,396 $8,348 ($5,450) Adjusted EBITDA 17

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended December 31, September 30, June 30, March 31, December 31, ($ in Thousands) 2023 2023 2023 2023 2022 Net loss ($6,348) ($29,217) ($13,193) ($2,529) ($8,494) Stock-based $4,813 $5,479 $6,007 $6,509 $6,623 compensation Depreciation & $1,075 $2,251 $1,463 $1,407 $1,522 amortization Legal settlement - - - - - Acquisition-related - - ($37) ($113) $632 costs/earnout Restructuring and Other ($21) $19,757 3,832 - - Charges Interest (income) ($382) ($411) ($271) ($187) ($191) expense, net Provision for (benefit ($23) $236 $78 $286 - from) income taxes Adjusted EBITDA ($886) ($1,905) ($2,121) $5,373 $92 18